Judicial deposits made in connection with legal proceedings are set out in the table below according to the nature of the corresponding lawsuits (Details) - USD ($) $ in Millions	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Provisions For Legal Proceedings
Tax	$ 5,790	$ 5,154
Labor	796	831
Civil	1,275	1,095
Environmental	101	113
Others	76	88
Total	$ 8,038	$ 7,281	$ 8,236